UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2004

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CHURCHILL DOWNS INCORPORATED

INDEX

Item 2.02	Results of Operations and Financial Condition
The registrant's press release dated October 11, 2004, reporting its revision to 2004 results of operation and financial condition, is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. This information is being furnished to the U.S. Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1 Press release dated October 11, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
October 11, 2004	/s/Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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